UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 7, 2020

PQ Group Holdings Inc.

Commission File Number: 001-38221

Delaware	81-3406833
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

300 Lindenwood Drive Malvern, Pennsylvania	19355
(Address of principal executive offices)	(Zip Code)

(610) 651-4400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	PQG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On February 7, 2020 (the “Fourth Amendment Effective Date”), PQ Corporation (the “Borrower”), an indirect, wholly owned subsidiary of PQ Group Holdings Inc., entered into a fourth amendment agreement (the “Amendment”) among the Borrower, CPQ Midco I Corporation, the guarantors identified therein, Citibank, N.A., as the replacement lender, and Credit Suisse AG, Cayman Islands Branch, as administrative agent and collateral agent (the “Agent”), which amends that certain Amended and Restated Term Loan Credit Agreement, dated as of May 4, 2016, by and among the Borrower, CPQ Midco I Corporation, the lenders from time to time party thereto and the Agent (as amended, restated, supplemented or otherwise modified from time to time prior to the Fourth Amendment Effective Date, the “Credit Agreement”).

The Amendment amended the Credit Agreement to, among other things, (a) reduce the interest rate applicable to all LIBOR rate tranche B-1 term loans to LIBOR plus 2.25% per annum from LIBOR plus 2.50% per annum, (b) reduce the interest rate applicable to all base rate tranche B-1 term loans to the alternate base rate plus 1.25% per annum from the alternate base rate plus 1.50% per annum and (c) extend the maturity date of all tranche B-1 term loans to February 7, 2027.

The foregoing description of the Amendment is qualified in its entirety by reference to the Amendment, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above under Item 1.01 of this Current Report on Form 8-K relating to the Amendment is incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1

Fourth Amendment Agreement, dated February 7, 2020, among PQ Corporation, CPQ Midco I Corporation, the guarantors identified therein, Citibank, N.A., as the replacement lender, and Credit Suisse AG, Cayman Islands Branch, as administrative agent and collateral agent

104	The cover page from this Current Report on Form 8-K of PQ Group Holdings Inc., formatted in Inline XBRL and included as Exhibit 101

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 13, 2020	PQ Group Holdings Inc.

	By:	/s/ Michael Crews
Executive Vice President and Chief Financial Officer